Subsequent event	12 Months Ended
Dec. 31, 2014
Subsequent event
Subsequent event

24. Subsequent event

(a)

On January 1, 2015, February 1, 2015, and March 1, 2015, the Group granted 31,350, 29,070, and 198,220 non-vested ordinary shares to its executive officers and employees, respectively. These shares have a vesting period of four years of employment services with the first twenty five percent vesting on the first anniversary of the grant date, and the remaining seventy five percent vesting on a monthly basis over a three-year period ending on the fourth anniversary of the grant date. The non-vested shares are not transferable and may not be sold, pledged or otherwise transferred, and the holder has no voting or dividend right on the non-vested shares. The ordinary share of the Company on grant date was US$114.30, $111.95 and $122.25 on grant date, respectively.

(b)

The Group acquired certain equity interests of certain online retail business companies during February and March 2015. Aggregated cash consideration payable by the Group for the acquisitions were approximately US$47 million. The equity interests of these investments owned by the Group are all less than 20%, over which the Group exerts no significant influence and are measured initially at cost.

(c)

The Group acquired a 42.61% equity interest of a logistic company which operates in China in February 2015. The total cash consideration payable by the Group for the acquisition was approximately US$15.38 million. The Group has significant influence on this logistic company and thus applied the equity method of accounting.